Earnings Per Share (Tables)	Nov. 18, 2019
Earnings Per Share [Abstract]
Earnings Per Share Computation
The following table presents the calculation of Dominion Energy’s basic and diluted EPS:

	2018	2017	2016
(millions, except EPS)
Net Income Attributable to Dominion Energy	$2,447	$2,999	$2,123

Average shares of common stock outstanding – Basic	654.2	636.0	616.4
Net effect of dilutive securities (1)	0.7	—	0.7

Average shares of common stock outstanding – Diluted	654.9	636.0	617.1

Earnings Per Common Share – Basic	$3.74	$4.72	$3.44
Earnings Per Common Share – Diluted	$3.74	$4.72	$3.44

(1)
Dilutive securities for 2018 consist primarily of forward sale agreements, effective April 2018 to December 2018. Dilutive securities for 2016 consist primarily of the 2013 Equity Units. See Notes 17 and 19 for more information.